Exhibit 99.1

                      Joint Filer Information

Date of Event Requiring Statement:          November 17, 2005

Issuer Name and Ticker or Trading Symbol:   Celanese Corporation (CE)

Designated Filer:                           Blackstone LR Associates (Cayman)
                                            IV Ltd.

Other Joint Filers:                         Blackstone Capital Partners
                                              (Cayman) Ltd. l,
                                            Blackstone Capital Partners
                                              (Cayman) Ltd. 2,
                                            Blackstone Capital Partners
                                              (Cayman) Ltd. 3,
                                            Peter G. Peterson, Stephen A.
                                              Schwarzman

Addresses:                                  The principal business address of
                                            each of the Joint Filers above is
                                            c/o The Blackstone Group, 345 Park
                                            Avenue, New York, New York 10154

Signatures:                                 Blackstone Capital Partners
                                             (Cayman) Ltd. l

                                                By:  /s/ Robert L. Friedman
                                                     --------------------------
                                                     Name:  Robert L. Friedman
                                                     Title: Director

                                            Blackstone Capital Partners
                                              (Cayman) Ltd. 2

                                                By:  /s/ Robert L. Friedman
                                                     --------------------------
                                                     Name:  Robert L. Friedman
                                                     Title: Director

                                            Blackstone Capital Partners
                                              (Cayman) Ltd. 3

                                                By:  /s/ Robert L. Friedman
                                                     --------------------------
                                                     Name:  Robert L. Friedman
                                                     Title: Director

                                            /s/ Robert L. Friedman, Attorney in
                                            Fact
                                            -----------------------------------
                                            Peter G. Peterson

                                            /s/ Robert L. Friedman, Attorney in
                                            Fact
                                            -----------------------------------
                                            Stephen A. Schwarzman